EXHIBIT 99.2

Investor Presentation dated July 21, 2011

2nd Quarter 2011 Earnings Conference Call
July 21, 2011
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Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) possible changes in regulation resulting from or relating to recently enacted financial reform legislation. People's United
Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Second Quarter 2011 Results
Overview
Operating income of $57.3 million or $0.17 per share
Net interest margin of 4.13%; down 3 bps from 1Q 2011
Total loan growth of $164MM, 3.7% annualized
Total deposit growth of $168MM, 3.7% annualized
Operating efficiency ratio improved to 65.7% from 66.2% in 1Q 2011
NPAs as a percentage of originated loans, REO and repossessed assets increased to 2.05% up from 1.96% in 1Q 2011 as a result of a single credit

Danvers Bancorp transaction closed June 30
th
, effective July 1
st
. With
the transaction’s close, Kevin Bottomley has joined our Board of
Directors
Successfully completed Smithtown conversion the weekend of June
17
th
, which will result in run-rate cost reductions of $3MM
Announced $20MM in run-rate franchise-wide cost savings initiatives
Announced the expansion of asset-based lending with the closing of the Danvers transaction. This unit will be led by  Michael Maiorino, who joined us earlier this month
In July, we announced the opening of 3 new Massachusetts branches
(2 in Boston, 1 in Lexington) and a new Connecticut branch
(New Fairfield)
Recent Initiatives

0.02%
0.04%
0.03%
0.04%
(0.16%)
4.13%
4.16%
1Q 2011 Margin 1Q Accretable
Yield
Reassessment
2Q Accretable
Yield
Reassessment
Loan Yield &
Mix
Investment
Yield & Mix
Deposit/
Borrowing
Rates
2Q 2011 Margin
Total Impact of Decreased Loan Yields:  (0.09%)
Net Interest Margin
Linked Quarter Change

5 Net Interest Margin* (%) Last Five Quarters 5 3.69 3.74 3.87 4.00 4.09 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 * Excluding the impact of accretable yield reassessments

Loans
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change:
18.7% 9.3% (43.1%)
Originated Annualized
Linked Quarter Change:
12.2%
Total Annualized
Linked Quarter Change:
3.7%
17,687
(288)
239
213
17,523
Mar 31, 2011 Retail Commercial
Banking
Acquired Jun 30, 2011

Deposits
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change:
50.3%
(4.9%)
Total Annualized
Linked Quarter Change:
3.7%
3.7%
(30)
56
142
18,278
18,110
Mar 31, 2011 Legacy De Novo Acquired Jun 30, 2011

8 Non-Interest Income 1.7 (1.3) (2.0) 1.7 1.9 76.6 74.6 1Q 2011 Bank Service Charges Gain on Smithtown Loan Sales Gain on Residential Loan Sales Insurance Other 2Q 2011

Non-Interest Expense
Non-operating
increase from 1Q
202.8
3.3
2.8
(2.9)
(2.2)
1.5
1.7
207.0
1Q 2011 Merger
Related
Executive
Separation
Comp &
benefits
Occupancy &
Equipment
Professional &
Outside Svc
Other 2Q 2011

10 Efficiency Ratio (%) Last Five Quarters 10 72.2% 71.2% 71.1% 66.2% 65.7% 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011

Last Five Quarters
2.05
1.96
3.34
3.61
0.00
1.00
2.00
3.00
4.00
2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011
PBCT Peer Group Median Top 50 Banks by Assets
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement
Source: SNL Financial and Company filings

Last Five Quarters
0.35
0.22
1.02
1.41
0.00
0.50
1.00
1.50
2.00
2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011
PBCT Peer Group Mean Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Acquired Smithtown Portfolio
Workout Progress
(in $ millions)
Non-Performing Loans at Closing (11/30/2010) $268.7
New Non-Performing Loans 130.4
Sales, Settlements & Payoffs (125.3)
Charge-Offs (74.9)
Return to Accrual (20.4)
Paydowns (9.4)
Non-Performing Loans as of June 30, 2011 $169.1
Remaining Non-Accretable Difference (credit mark) $296.6

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Commercial
Banking
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $163.9 million
91% of Commercial NPLs
Retail ALLL - $12.1 million
15% of Retail NPLs
Total ALLL - $176.0 million
68% of Total NPLs
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Total

15 Operating ROAA Progress Last Five Quarters 0.58 0.50 0.64 0.87 0.92 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

Loans Deposits
Growing Future Earnings Per Share
Loans and Deposits per Share
* Pro forma for FIF acquisition
* *Pro forma for SMTB & LSBX acquisitions
** *Pro
forma
for DNBK acquisition
$12.0
$14.0
$16.0
$18.0
$20.0
$22.0
2009Q2 2009Q4* 2010Q2** 2010Q4*** 2010Q2***
$40.00
$42.50
$45.00
$47.50
$50.00
$52.50
$55.00
$57.50
Deposits ($Bn) Deposits per share
$12.5
$14.0
$15.5
$17.0
$18.5
$20.0
2009Q2 2009Q4* 2010Q2** 2010Q4*** 2011Q2***
$35.00
$40.00
$45.00
$50.00
$55.00
Gross Loans ($Bn) Loans per share

Summary
Premium brand built over 169 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strengthened leadership team
Low cost of deposits
Strong net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Significantly more asset sensitive than peers
Pro forma tangible common equity ratio of 13% (with Danvers)
Sustainable Competitive Advantage

Q & A
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Appendix ************************ ************************ ************************ ************************ ************************ ************************ ************************

Acquired Loan Portfolio
Actual Credit Experience vs. Expectations
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual
cash flows (principal & interest) less Expected
cash flows (principal &
interest) = non-accretable difference (utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Cash flows are both acquisition and pool specific
Expected cash flows are regularly reassessed and compared to actual cash collections
Better than expected credit experience results in reclass of non-accretable difference to accretable yield (prospective yield adjustment over the life of the loans)
As of 6/30/2011
(in $ millions)
Carrying
Amount
Remaining
Accretable
Yield
Remaining
Non-Accretable
Difference NPLs a
Remaining
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition
FinFed (2/18/10) $485.4 $53.7 $21.1 $55.5 38.0% $9.8
Butler (4/16/10) 88.3 28.3 30.6 16.2 188.9% 3.3
RiverBank (11/30/10) 454.2 117.1 15.0 9.6 156.3% 1.8
Smithtown (11/30/10) b 1,359.3 702.7 296.6 169.1 175.4% 81.1
Total $2,387.2 $901.8 $363.3 $250.4
(a) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(b) Smithtown charge-offs include $8.2M and $17.7M incurred upon sale of acquired loans in Q211 and Q111, respectively.

Capital Ratios
2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011
2Q 2011
Pro Forma
PEOPLE’S UNITED FINANCIAL
Tang. Com. Equity/Tang. Assets 18.0% 17.8% 14.1% 13.9% 13.9% 13.0%
Leverage Ratio
2, 6
18.2% 18.0% 14.5% 14.6% 14.3% 13.1%
Tier 1 Common
3
22.1% 22.3% 17.0% 17.2% 17.0% 15.5%
Tier 1 Risk-Based Capital
4, 6
22.5% 22.7% 17.5% 17.7% 17.6% 16.2%
Total Risk-Based Capital
5, 6
23.4% 23.6% 19.3% 19.4% 19.1% 17.6%
PEOPLE’S UNITED BANK
Leverage Ratio
2, 6
12.8% 13.0% 11.4% 11.5% 11.6% 10.3%
Tier 1 Risk-Based Capital
4, 6
15.7% 15.4% 13.6% 13.9% 14.2% 12.8%
Total Risk-Based Capital
5, 6
16.6% 16.4% 14.5% 14.8% 15.0% 13.6%
Notes:
1. Pro forma for Danvers acquisition
2. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
3. Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
4. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
5. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
6. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk Based Capital, 10%.

We do not expect short-term interest rates to rise in 2011, however, we do expect Fed tightening to begin in 2012
Given short-term interest rates are very low and are expected to remain low for the near term, we have continued to hold securities
For Q1 2011 we were 4.5x – 5.0x as asset sensitive as the estimated median of our peers depending on scenario
For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$40MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener
(short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)
Notes:
1. Analysis is as of 3/31/11 filings
2. Data as of 3/31/11 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 3/31/11 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-0.6% 5.6% 0.9% 5.0x
Shock Up
200bps ³
-0.1% 11.2% 2.5% 4.5x

For more information, investors may contact:
Peter Goulding, CFA
203-338-6799
peter.goulding@peoples.com
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